EXHIBIT 10.1

Russell & Atkins, PLC

Certified Public Accountants
5809 N. Grand, Suite D
Oklahoma City, OK 73118
Telephone 405-607-8743
Telefax 405-607-8744
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December 17, 2004

Tech Laboratories, Inc.
955 Belmont Avenue
North Haledon, New Jersey 07508

Gentlemen:

We have no objections to the 8-K filed as of December 14, 2004.


/s/ Russell & Atkins, PLC
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Russell & Atkins, PLC